                                                                  Exhibit 99

[ZOLTEK logo]

FOR IMMEDIATE RELEASE                            NASDAQ NMS SYMBOL:  "ZOLT"
---------------------                            --------------------------

                 ZOLTEK REPORTS SIGNIFICANT OPERATING PROFIT
                 -------------------------------------------

         ST. LOUIS, MISSOURI -- MAY 10, 2006 -- Zoltek Companies, Inc. today reported a 91% increase in sales for the second quarter of its 2006 fiscal year, combined with a return to profitability on an operating basis after quarterly losses dating back to 1999.

         For the quarter ended March 31, 2006, Zoltek's net sales grew to $27.3 million, from $14.3 million in the second quarter of fiscal 2005. Zoltek reported operating income from continuing operations of $3.2 million, compared to an operating loss from continuing operations of $1.9 million in the second quarter of fiscal 2005.

         For the six months ended March 31, 2006 Zoltek's net sales increased 65% to $44.0 million from $26.6 million in the first six months of fiscal 2005. Zoltek reported operating income from continuing operations of $2.3 million in the first half of fiscal 2006, compared to an operating loss from continuing operations of $3.3 million in the first half of fiscal 2005.

         "From a financial viewpoint, the second quarter was truly a breakthrough quarter for Zoltek," Zsolt Rumy, Zoltek's Chairman and Chief Executive Officer said. "Our significantly improved sales and profitability reflect our success in starting the new production lines in Hungary and expanding production at our facilities in Abilene, Texas, along with increased prices. The demand for our low-cost, high-performance carbon fibers continues to grow and we expect even further improvement in our operating profits and revenue growth through the remainder of this year and into 2007 as we add new production capacity."

         Zoltek's 2006 capacity expansion in Hungary continues in accordance with the Company's announced plans, Rumy said. "We expect to start four new Panex carbon fiber production lines in June/July and another four in October/November. These new lines will add 4,500 tons (10 million pounds) per year of rated capacity. In addition, we will install new Pyron oxidized acrylic lines in Hungary, with a total rated capacity of 1,800 tons per year. To further address strong market demand, during the next two months we plan to restart our original carbon fiber line in our Missouri Research Park facility, producing chopped and milled carbon fibers. When these projects are completed, Zoltek's total rated annual capacity will be 9,000 tons (20 million pounds) of Panex carbon fibers and 4,500 tons of Pyron oxidized acrylic fibers. We are finalizing our plans for adding capacity in 2007 and expect to announce specifics of our 2007 expansion program in the near future."

         Rumy also commented on the revised refinancing agreement, announced by Zoltek on April 28th, saying that, in future periods, the revised agreement will eliminate a source of confusion regarding Zoltek's financial results. Under the Company's current financing arrangements, Zoltek has



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[ZOLTEK logo]
Zoltek Reports Significant Operating Profit
Page 2
May 10, 2006

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been obliged to report non-cash losses as the market price of its shares increased, due to the treatment of some convertible debentures and associated warrants as derivative instruments pursuant to applicable accounting pronouncements. "This has confused many of our shareholders and investors because it distorts our operating results on a fundamental economic basis," Rumy noted.

         Under the revised agreement, a group of private investors agreed to immediately convert all of their remaining convertible debt and to exercise all remaining warrants that are subject to derivative accounting rules. As a result, starting the fiscal 2006 third quarter, ending June 30, Zoltek's reported net earnings will no longer be subject to wide swings on account of the derivative accounting rules. The debt conversion and warrant exercises will result in a substantial increase in Zoltek's shareholders' equity, offsetting the effect on equity of net losses caused by the application of the derivative accounting rules.

         "The revised agreement simplifies and clarifies our financial accounting, and that is a huge plus going forward, as Zoltek is growing rapidly. We expect that growth will require renewed access to capital markets to finance our expansion plans for 2007 and beyond," Rumy said. "Under the accounting rules applied to our use of convertible debt and warrants, we were in the strange and anomalous position of having to report substantial net losses due to upward movement in the market price of Zoltek's common stock, while falling share prices during an earlier time period actually boosted our net income."

         Zoltek Companies, Inc. will host a conference call to review second quarter 2006 results and answer questions on Friday, May 12, 2006, at 10:00 am CT. The conference dial-in number is (719) 457-2657. The confirmation code is 3433083. Individuals who wish to participate should dial in five minutes prior to the scheduled start time.

                      FOR FURTHER INFORMATION CONTACT:

                    ZSOLT RUMY, CEO OR KEVIN SCHOTT, CFO
                             3101 MCKELVEY ROAD
                             ST. LOUIS, MO 63044
                               (314) 291-5110

This press release contains forward-looking statements, which are based upon the current expectations of the Company. Because these forward-looking statements are inherently subject to risks and uncertainties, there are a number of factors that could cause the Company's plans, actions and actual results to differ materially. Among these factors are the Company's ability to: re-activate its formerly idle manufacturing facilities on a timely and cost-effective basis, to meet current order levels for carbon fibers; successfully add new capacity for the production of carbon fiber and precursor raw material; execute plans to exit its specialty products business and reduce costs; achieve profitable operations; raise new capital and increase its borrowing at acceptable costs; manage changes in customers' forecasted requirements for the Company's products; continue investing in application and market development; manufacture low-cost carbon fibers and profitably market them; and penetrate existing, identified and emerging markets. The timing and occurrence (or non-occurrence) of transactions and events that determine the future effect of these factors on the Company, as well as other factors, may be beyond the control of the Company. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release.


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[ZOLTEK LOGO]
Zoltek Reports Significant Operating Profit
Page 3
May 10, 2006

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                                                ZOLTEK COMPANIES, INC.
                                              SUMMARY FINANCIAL RESULTS
                                     (Amounts In Thousands Except Per Share Data)

                                                                                                 (Unaudited)
                                                                                              Three Months Ended
                                                                                                   March 31
                                                                                          2006                 2005
                                                                                      ---------------------------------

Net sales...........................................................................  $     27,320          $    14,308
Cost of sales, excluding available unused capacity costs............................        19,887               13,592
Available unused capacity costs.....................................................             -                  524
Application and development costs...................................................         1,290                  824
Selling, general and administrative expenses........................................         2,972                1,259
OPERATING INCOME (LOSS) FROM CONTINUING OPERATIONS..................................         3,171               (1,891)
Interest expense related to non-convertible debt....................................          (113)                (315)
Other, net..........................................................................          (168)                (959)
Income tax expense..................................................................           181                  104
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
 CONVERTIBLE DEBT EXPENSE*..........................................................         2,709               (3,269)
Expense related to convertible debt issuances.......................................       (30,453)              (5,681)
Income (loss) from continuing operations............................................       (27,744)               2,412
Income (loss) from discontinued operations, net of taxes............................            21                 (266)
NET INCOME (LOSS)...................................................................       (27,723)               2,146

Net income (loss) per share:
  Basic income (loss) per share:
          Continuing operations.....................................................  $      (1.31)         $      0.14
          Discontinued operations...................................................             -                (0.02)
                                                                                      ------------          -----------
                Total...............................................................  $      (1.31)         $      0.12
                                                                                      ============          ===========
  Diluted loss per share:
          Continuing operations.....................................................  $      (1.31)         $     (0.21)
          Discontinued operations...................................................             -                (0.02)
                                                                                      ------------          -----------
                Total...............................................................  $      (1.31)         $     (0.23)
                                                                                      ============          ===========

Weighted average common shares outstanding - basic..................................        21,147               17,783
Weighted average common shares outstanding - diluted................................        21,147               20,802

-------------------------

* To provide transparency about measures of the Company's financial performance which management considers most relevant, we supplement the reporting of Zoltek's consolidated financial information under GAAP with "income (loss) from continuing operations before convertible debt expense" which is a non-GAAP financial measure. This non-GAAP financial measure should be considered in addition to, and not as a substitute or superior to, the other measures of financial performance prepared in accordance with GAAP. Using only the non-GAAP financial measures to analyze our performance would have material limitations because its calculation is based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both the GAAP and non-GAAP measure of its business. Zoltek believes the presentation of this measure is useful to investors because it is more indicative of the company's underlying business performance and, since the Company expects, based on the recent amendment to its September 2005 financing package, that after the third quarter of fiscal 2006, the Company will no longer have any convertible debt or warrants that require derivative accounting.



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[ZOLTEK logo]
Zoltek Reports Significant Operating Profit
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May 10, 2006

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                                                 ZOLTEK COMPANIES, INC.
                                         SUMMARY FINANCIAL RESULTS (CONTINUED)
                                     (Amounts In Thousands Except Per Share Data)

                                                                                                  (Unaudited)
                                                                                               Six Months Ended
                                                                                                   March 31
                                                                                          2006                 2005
                                                                                      ---------------------------------
Net sales  .........................................................................  $     44,041          $    26,550
Cost of sales, excluding available unused capacity costs............................        33,853               24,804
Available unused capacity costs.....................................................             -                1,049
Application and development costs...................................................         2,368                1,652
Selling, general and administrative expenses........................................         5,529                2,333
OPERATING INCOME (LOSS) FROM CONTINUING OPERATIONS..................................         2,291               (3,288)
Interest expense related to non-convertible debt....................................          (265)                (709)
Interest income.....................................................................             -                    2
Other, net .........................................................................          (180)                (411)
Income tax expense..................................................................           278                  219
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
 CONVERTIBLE DEBT EXPENSE*..........................................................         1,568               (4,625)
Expense related to convertible debt issuances.......................................       (23,067)             (22,334)
Income (loss) from continuing operations............................................       (21,499)             (26,959)
Income (loss) from discontinued operations, net of taxes............................            54                 (858)
NET INCOME (LOSS)...................................................................       (21,445)             (27,817)

Net loss per share:
  Basic loss per share:
           Continuing operations....................................................  $      (1.05)         $     (1.58)
           Discontinued operations..................................................             -                (0.05)
                                                                                      ------------          -----------
                 Total..............................................................  $      (1.05)         $     (1.63)
                                                                                      ============          ===========
  Diluted loss per share:
           Continuing operations....................................................  $      (1.05)         $     (1.63)
           Discontinued operations..................................................             -                (0.05)
                                                                                      ------------          -----------
                 Total..............................................................  $      (1.05)         $     (1.68)
                                                                                      ============          ===========

Weighted average common shares outstanding - basic..................................        20,526               17,107
Weighted average common shares outstanding - diluted................................        20,526               18,107

-------------------------

* To provide transparency about measures of the Company's financial performance which management considers most relevant, we supplement the reporting of Zoltek's consolidated financial information under GAAP with "income (loss) from continuing operations before convertible debt expense" which is a non-GAAP financial measure. This non-GAAP financial measure should be considered in addition to, and not as a substitute or superior to, the other measures of financial performance prepared in accordance with GAAP. Using only the non-GAAP financial measures to analyze our performance would have material limitations because its calculation is based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both the GAAP and non-GAAP measure of its business. Zoltek believes the presentation of this measure is useful to investors because it is more indicative of the company's underlying business performance and, since the Company expects, based on the recent amendment to its September 2005 financing package, that after the third quarter of fiscal 2006, the Company will no longer have any convertible debt or warrants that require derivative accounting.

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